CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Net income	$ 1,264	$ 1,143	$ 595
Other comprehensive (loss) income, net of tax:
Change in cumulative foreign currency translation adjustment	(42)	1	(9)
Comprehensive income	1,222	1,144	586
Comprehensive loss (income) attributable to non-controlling interest	(13)	7	1
Comprehensive income attributable to Highway Holdings Limited's shareholders	$ 1,209	$ 1,151	$ 587